UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	April 27, 2012

BIONOVO, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33498	20-5526892
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5858 Horton Street, Suite 400, Emeryville, California	94608
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(510) 601-2000

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2012, J. David Boyle II resigned from his position as Senior Vice President and Chief Financial Officer of Bionovo, Inc. to pursue other business interests.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2012	Bionovo, Inc.

	By:	/s/ Isaac Cohen
Name: Isaac Cohen
Title: Chairman and Chief Executive Officer